UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

On December 16, 2024, the board of directors of Capstone Green Energy Holdings, Inc. (the “Company”) determined that the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”) will be held on February 12, 2025. Additional details regarding the Annual Meeting, including the time and location, will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Because the Company did not hold an annual meeting in 2023, the Company is providing the deadline regarding the submission of stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order for a stockholder proposal submitted pursuant to Rule 14a-8 to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting, such proposal must be received by the Company at its principal executive offices located at Capstone Green Energy Holdings, Inc., 16640 Stagg Street, Van Nuys, CA 91406, Attention: Secretary by the close of business on December 26, 2024, which the Company has determined is a reasonable time before the Company expects to begin to print and distribute its proxy materials for the Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be included in the Company’s proxy materials for the Annual Meeting must also comply with all applicable rules and regulations promulgated by the SEC.

Because the date of the Annual Meeting will be more than 70 days after the anniversary of the Company’s last annual meeting of stockholders, in order to be timely under the advance notice provisions of the Company’s bylaws, any notice submitted by a stockholder who wishes to present a proposal or nomination for director (other than through Rule 14a-8) must be received by the Company at its principal executive offices located at Capstone Green Energy Holdings, Inc., 16640 Stagg Street, Van Nuys, CA 91406, Attention: Secretary by the close of business on December 26, 2024. In addition to complying with this deadline, stockholder proposals or nominations intended to be brought before the Annual Meeting must also comply with all applicable rules and regulations promulgated by the SEC, the Company’s bylaws and applicable law.

To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by December 26, 2024, which is the 10th calendar day following the date of this Current Report on Form 8-K announcing the date of the Annual Meeting.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: December 16, 2024	By:	/s/ John J. Juric
Name: John J. Juric
Title: Chief Financial Officer